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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14469	046268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

        On April 29, 2011, Simon Property Group, Inc. (the "Registrant") issued a press release containing information on earnings for the quarter ended March 31, 2011 and other matters. A copy of the press release is attached hereto as Exhibit 99.2 and the information in the press release is incorporated by reference into this report.

        The Registrant is furnishing the information contained herein, including Exhibit 99.2, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

Item 7.01.    Regulation FD Disclosure

        On April 29, 2011, the Registrant made available additional ownership and operational information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of March 31, 2011 in the form of a Supplemental Information package, a copy of which is attached as Exhibit 99.1. The Supplemental Information package is also available upon request as specified therein.

        The Registrant is furnishing the information contained herein, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the SEC. This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC.

        This report contains measures of financial or operating performance that are not specifically defined by accounting principles generally accepted in the United States ("GAAP"), including funds from operations ("FFO"), FFO as adjusted, diluted FFO per share, diluted FFO per share as adjusted and net operating income ("NOI"). FFO and NOI are performance measures that are standard in the REIT business. We believe FFO and NOI provide investors with additional information concerning our operating performance and a basis to compare our performance with those of other REITs. We also use these measures internally to monitor the operating performance of our portfolio. FFO as adjusted and diluted FFO per share as adjusted measures exclude the effect of certain non-cash impairment and debt-related charges. We believe these measures provide investors with a basis to compare our current operating performance with previous periods in which we did not have those charges. Our computation of these non-GAAP measures may not be the same as similar measures reported by other REITs.

        The non-GAAP financial measures used in this report should not be considered as alternatives to net income as a measure of our operating performance or to cash flows computed in accordance with GAAP as a measure of liquidity nor are they indicative of cash flows from operating and financial activities.

        Reconciliations of each of the non-GAAP measures used in this report to the most-directly comparable GAAP measure are included.

Item 9.01.    Financial Statements and Exhibits

        Financial Statements:

    None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of March 31, 2011	5
99.2	Earnings Release for the quarter ended March 31, 2011	58

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 29, 2011

SIMON PROPERTY GROUP, INC.
By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

 SIMON PROPERTY GROUP
Table of Contents
As of March 31, 2011

Description		Page
Exhibit 99.1	Supplemental Information	5
	Company Overview
	Overview (reporting calendar, stock information and credit ratings)	5-6
	Ownership Structure	7
	Changes in Company Common Share and Operating Partnership Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9-10
	Unaudited Pro-Rata Statement of Operations	12
	Unaudited Pro-Rata Balance Sheet	13
	NOI Composition	14
	Analysis of Other Income and Other Expense	15
	Reconciliation of Non-GAAP Financial Measures	16-18
	Operational Data
	U.S. Portfolio Overview	19
	U.S. Regional Mall and Premium Outlet Operational Information	20
	U.S. Lease Expirations	21
	U.S. Top Tenants	22
	Other U.S. Property Operational Information	23
	International Operational Information	24
	Property Listing	25-35
	Development Activity
	U.S. Anchor/Big Box Openings, 2011-2012	36-37
	Capital Expenditures	38
	U.S. Development Activity Report	39-40
	International Development Activity Report	41
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	42
	Summary of Indebtedness	43
	Summary of Indebtedness by Maturity	44-51
	Unencumbered Assets	52-56
	Preferred Stock/Units Outstanding	57
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	58-68

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  Item 2.02. Results of Operations and Financial Condition
  Item 7.01. Regulation FD Disclosure
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of March 31, 2011